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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of SIMEX Technologies, Inc. (the "Company") for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Kjell Jagelid, Chief Executive Officer, President and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 302 of the Sarbanes-Oxley Act of 2002, that:


(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003             /s/    Kjell Jagelid
                                Kjell Jagelid
                                Chief Executive Officer, President &
                                Acting Chief Financial Officer